UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

Technovative Group, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	333-175148	38-3825959
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1512, Silvercord Building, Tower 2 30 Nathan Road, Tsim Tsa Tsui, Hong Kong
(address of principal executive offices) (zip code)

+852 35472191
(registrant’s telephone number, including area code)
Room 1301, 13/F., Wing Tuck Commercial Centre, 177-183 Wing Lok Street, Sheung Wan, Hong Kong (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information in Item 5.03 with respect to the Articles of Amendment of Technovative Group, Inc. (the “Company”) is hereby incorporated by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 17, 2015, the Company filed with the Secretary of State of the State of Wyoming an Articles of Amendment (the “Articles of Amendment”) with a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to designate 100,000 shares of $.001 par value per share Series A Preferred Stock of the Company. Holders of the Series A Preferred Stock are entitled to receive dividends and vote on an as converted basis with the holders of the Company’s $.001 par value per share common stock (“Common Stock”).

Each share of Series A Preferred Stock shall automatically convert into five hundred and fifteen shares of the Company’s Common Stock upon the effectiveness of a 1-for-10 reverse stock split of the Company’s Common Stock (the “Reverse Split”).

The Series A Preferred Stock was designated in anticipation of the potential acquisition of Technovative Group Limited (“TGL”) as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2015 and which can be found at:

http://www.sec.gov/Archives/edgar/data/1523855/000121390015002718/f10k2014_technovativegroup.htm.

It is currently anticipated that upon the acquisition of TGL, 100,000 shares of Series A Preferred Stock will be issued to the sole shareholder of TGL (the “TGL Shareholder”) and that the Company will then effect the Reverse Split. THE EFFECT OF THESE AFOREMENTIONED TRANSACTIONS IS THAT THE TGL SHAREHOLDER WOULD OWN 99.5% OF THE COMPANY’S TOTAL OUTSTANDING SHARES OF COMMON STOCK AND ALL OF THE COMPANY’S EXISTING SHAREHOLDERS WOULD OWN ONLY 0.5% OF THE COMPANY’S TOTAL OUTSTANDING SHARES OF COMMON STOCK.

The foregoing summary is not a complete statement of the parties’ rights and obligations under the Articles of Amendment or a complete explanation of the material terms thereof. The foregoing summary is qualified in its entirety by reference to the Articles of Amendment attached hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

3.1	Articles of Amendment of the Articles of Incorporation of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technovative Group, Inc.

Date: April 22, 2015	By:	/s/ Lee Chan Yue
Lee Chan Yue
Chief Executive Officer

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